CORPORATE PRESENTATION F I R S T QUART ER 2 0 1 4

The Irreplaceable CornerTM Company

LOCAL SHARPSHOOTER ADVANTAGE
CORE REDEVELOPMENT
IRREPLACEABLE CORNER PORTFOLIO
INSTITUTIONAL JOINT VENTURE PIPELINE
VERTICAL MIXED-USE REDEVELOPMENT
EXCEPTIONAL GROWTH
PEER LEADING VALUE CREATION

AMREIT'S

IRREPLACEABLE CORNER PORTFOLIO

3

IRREPLACEABLE CORNER PORTFOLIO AmREIT is a 30 year old company in which management owns 8.5% of the stock. Half of our G&A is covered by fees from Institutional Joint Ventures. $1.1 Billion PLATFORM 4

IRREPLACEABLE CORNER PORTFOLIO

Highest QUALITY PORTFOLIO

- LOCAL EXPERTISE IN 5 FAST GROWING, AFFLUENT, DENSE SUB-MARKETS
- FOCUSED ON 5 OF THE TOP 20 GROWTH MARKETS IN THE US
- STRONG LOCAL RELATIONSHIPS
- OVER 50% OF ACQUISITION TRANSACTIONS HAVE BEEN OFF MARKET


Dallas
Atlanta
Austin
San Antonio
Houston

AMREIT'S IRREPLACEABLE CORNERS

5

AFIRE top 4 global city for real estate investment IRREPLACEABLE CORNER PORTFOLIO Houston 6

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS HIGHLIGHTS - LOCATED AT THE MOST ICONIC AND VISIBLE CORNER IN THE UPTOWN DISTRICT -THE HEART OF A RAPIDLY DENISIFYING AREA - INCREDIBLE OPPORTUNITY TO UNLOCK VALUE HOUSTON, TX The Courtyardat Post Oak IRREPLACEABLE CORNER PORTFOLIO DEMOGRAPHICS -$128,487 HHI IN 1-MILE RADIUS -81,316 HOUSEHOLDS IN 3-MILE RADIUS -210,911 DAYTIME POPULATION IN 3-MILE RADIUS -29,000 CPD ON POST OAK AND 37,000 CPD ON SAN FELIPE 7

Houston is the energy capital of the world and the Uptown District is the epicenter for this growth. IRREPLACEABLE CORNER PORTFOLIO Houston 8

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS HIGHLIGHTS UPTOWN PARK LOCATED ON 17 ACRES OF LAND WHICH ANCHORS THE NORTH END OF POST OAK BLVD. IN THE UPTOWN DISTRICT OF HOUSTON. THE UPTOWN DISTRICT IS HOUSTON’S #1 RETAIL AND MIXED USE DISTRICT. IRREPLACEABLE CORNER PORTFOLIO HOUSTON, TX Uptown Park DEMOGRAPHICS -$137,162 HHI IN 1-MILE RADIUS -76,491 HOUSEHOLDS IN 3-MILE RADIUS -209,830 DAYTIME POPULATION IN 3-MILE RADIUS -250,000 CPD PASS DIRECTLY IN FRONT OF UPTOWN PARK ON LOOP 610 9

Houston is expected to lead the state and nation in population and job growth from 2014-2040 according to the Perryman Group. IRREPLACEABLE CORNER PORTFOLIO Houston MOST AFFLUENT ZIP CODE IN THE STATE 10

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS IRREPLACEABLE CORNER PORTFOLIO HOUSTON, TX Plaza in the Park HIGHLIGHTS PLAZA IN THE PARK IS A KROGER ANCHORED SHOPPING CENTER THAT SITS IN THE SHADOWS OF THE GREENWAY PLAZA OFFICE DISTRICT. IT IS AT THE FRONT DOOR TO WEST UNIVERSITY WHICH REPRESENTS THE MOST AFFLUENT ZIP CODE IN THE STATE WITH A $240,151 MEAN HOUSEHOLD INCOME. DEMOGRAPHICS -85,402 HOUSEHOLDS IN 3-MILE RADIUS -292,289 DAYTIME POPULATION IN 3-MILE RADIUS -EXPOSURE TO 41,000 CPD 11

Dallas is home to more Fortune 500 companies than any other city outside New York. IRREPLACEABLE CORNER PORTFOLIO Dallas 12

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS IRREPLACEABLE CORNER PORTFOLIO DALLAS, TX Uptown Plaza HIGHLIGHTS UPTOWN PLAZA DALLAS IS LOCATED DIRECTLY ACROSS FROM THE RITZ CARLTON AND THE CRESCENT IN THE DALLAS UPTOWN DISTRICT. THE CENTER SERVICES HIGH-PROFILE AND AFFLUENT AREAS SUCH AS THE TURTLE CREEK CORRIDOR, VICTORY PARK, CITY PLACE AND DOWNTOWN. AMREIT SOLD THE FONTANA TRACT ON THE BACK OF THE PROPERTY AND A NEW MULTI-FAMILY HIGH-RISE BY STREETLIGHTS IS BEING DEVELOPED BEHIND THE PROPERTY. DEMOGRAPHICS -$92,177 HHI IN 1-MILE RADIUS -73,930 HOUSEHOLDS IN 3-MILE RADIUS -251,374 DAYTIME POPULATION IN 3-MILE RADIUS 13

San Antonio is home to the 2 most popular tourist attractions in the state of Texas: the River Walk and the Alamo. IRREPLACEABLE CORNER PORTFOLIO San Antonio 14

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS IRREPLACEABLE CORNER PORTFOLIO SAN ANTONIO, TX South Bank onthe River Walk HIGHLIGHTS THE SOUTH BANK ON THE RIVER WALK IS A 3 STORY PROPERTY THAT TAKES AN ENTIRE BLOCK OF THE #1 TOURIST ATTRACTION IN TEXAS, THE SAN ANTONIO RIVER WALK. THE RIVER WALK HAS OVER 11.5 MILLION PEDESTRIANS EACH YEAR, WHICH IS MORE THAN THE MIRACLE MILE IN CHICAGO. 15

Austin is ranked by The Milken Institute as the #1 city where America’s jobs are created and sustained. IRREPLACEABLE CORNER PORTFOLIO Austin 16

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS HIGHLIGHTS 500 N. LAMAR IS LOCATED DIRECTLY ACROSS FROM THE WORLD HEADQUARTERS OF WHOLE FOODS MARKET. THE LOCATION IS ALSO THE HEART OF VERTICAL MIXED USE DEVELOPMENT IN AUSTIN. IRREPLACEABLE CORNER PORTFOLIO AUSTIN, TX 500 North Lamar DEMOGRAPHICS -$98,422 HHI IN 1-MILE RADIUS -67,160 HOUSEHOLDS IN 3-MILE RADIUS -56,834 DAYTIME POPULATION IN 1-MILE RADIUS 17

Atlanta ranks as the best city for college graduates as well as the best place to start a business. IRREPLACEABLE CORNER PORTFOLIO Atlanta PLANNED DEVELOPMENT NOT OWNED i 18

Atlanta ranks as the best city for college graduates as well as the best place to start a business. IRREPLACEABLE CORNER PORTFOLIO Atlanta PLANNED DEVELOPMENT NOT OWNED i 18 IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS HIGHLIGHTS BROOKWOOD VILLAGE IS STRATEGICALLY SITUATED ON PEACHTREE ROAD. ON ONE SIDE OF THE PROPERTY IS PIEDMONT HOSPITAL WITH STRONG DAYTIME POPULATION, AND BEHIND THE CENTER IS THE BROOKWOOD HILLS NEIGHBORHOOD, AN AFFLUENT AND WELL ESTABLISHED COMMUNITY. IRREPLACEABLE CORNER PORTFOLIO ATLANTA, GA BrookwoodVillage DEMOGRAPHICS -$94,855 HHI IN 1-MILE RADIUS -75,205 HOUSEHOLDS IN 3-MILE RADIUS -175,081 DAYTIME POPULATION IN 3-MILE RADIUS 19

We are focused on five of the top growth markets in the country: Houston, Dallas, San Antonio, Austin, and Atlanta. IRREPLACEABLE CORNER PORTFOLIO DEMOGRAPHIC PURCHASING POWER DENSITY OF POPULATION DEMAND FOR RETAIL SPACE DESIRABILITY OF PHYSICAL LAYOUT DEMARCATION ADVANTAGE FRAMEWORK The 5D AMRE AAT AKR BFS FRT EQY REG UBA Shopping Center Avg. WRI $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Average Household Income in a 1-mile Radius* Households in a 3-mile Radius* * Source: The Nielsen Company and Form 10-K for the year ended December 31, 2013. Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2013. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AKR owns between 20.0% to 22.2%. Information represents a weighted average household income in a 1-mile radius for each property owned by each respective company, as well as a weighted average number of households in a 3-mile radius. Averages are weighted by GLA of consolidated operating properties. 20

LOCAL
SHARPSHOOTER
ADVANTAGE
CORE
REDEVELOPMENT
IRREPLACEABLE
CORNER
PORTFOLIO
INSTITUTIONAL
JOINT VENTURE
PIPELINE
VERTICAL
MIXED-USE
REDEVELOPMENT
EXCEPTIONAL
GROWTH
PEER
LEADING
VALUE
CREATION

AMREIT'S

IRREPLACEABLE CORNER PORTFOLIO

21

Preston Royal Village is the 2nd ranked shopping center in Dallas and was acquired off market in December 2012 Local Sharpshooters LOCAL SHARPSHOOTER ADVANTAGE 22

LOCAL SHARPSHOOTER ADVANTAGE

Exceptional GROWTH

CASE STUDY - PRESTON ROYAL VILLAGE

DEMOGRAPHICS

- $193,351–HHI in 1-mile radius
- 42,216 –Households 3-mile radius

BASE RENT PER SQUARE FOOT

- When Purchased - $25/Square Foot
- Market - $32/Square Foot
- New Leases- $40/Square Foot


snap KITCHEN

Snap Kitchen signed a lease in the 4th qtr. 2013 at $40psf. - a 45% lift in rent over the prior rent.


$45 PSF
$40 PSF
$35 PSF
$30 PSF
$25 PSF
$20 PSF
$15 PSF
$10 PSF
WHEN PURCHASED
MARKET
NEW LEASES

CASE STUDY

PRESTON ROYAL VILLAGE

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Disciplined growth generating sustainable operating results GROWING THE PLATFORM 15% EACH YEAR LOCAL SHARPSHOOTER ADVANTAGE Local Sharpshooters 24

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS POST OAK BOULEVARD IS RAPIDLY TRANSFORMING INTO A WORLD CLASS BOULEVARD AND IS NOW HOME TO THE WORLD HEADQUARTERS OF COMPANIES SUCH AS APACHE, COMPASS BANK, BHP, FROST BANK AND OTHERS. Houston, TX Post OakBoulevard LOCAL SHARPSHOOTER ADVANTAGE 25

40% of our NOI is derived from our Post Oak and Westheimer locations. LOCAL SHARPSHOOTER ADVANTAGE The UptownDistrict 26

IRREPLACEABLE CORNER PORTFOLIO Houston Dallas SAan ustin Antonio AM R E I T ’ S UNBEATAB L E LOCATIONS LOCAL SHARPSHOOTER ADVANTAGE Houston, TX Post OakBoulevard THIS IS ANOTHER VIEW TOWARDS THE GALLERIA DOWN POST OAK BLVD. THE ICONIC WILLIAMS TOWER IS ON THE SOUTH END AND THE NEW TRANSIT SYSTEM IS DISPLAYED ALONG THE BOULEVARD SHOWING THE ANTICIPATED INCREASE IN PEDESTRIAN ACTIVITIES. 27

LOCAL SHARPSHOOTER ADVANTAGE
CORE REDEVELOPMENT
IRREPLACEABLE CORNER PORTFOLIO
INSTITUTIONAL JOINT VENTURE PIPELINE
VERTICAL MIXED-USE REDEVELOPMENT
EXCEPTIONAL GROWTH
PEER LEADING VALUE CREATION

AMREIT'S

IRREPLACEABLE CORNER PORTFOLIO

28

INSTITUTIONAL JOINT VENTURE PIPELINE We are focused on five of the top growth markets in the country: Houston, Dallas, San Antonio, Austin, and Atlanta. AMREIT IS A TRUSTED PARTNER WITH GOLDMAN SACHS, JP MORGAN, AND AEW. OUR ADVISED FUNDS PORTFOLIO REPRESENTS A CAPTIVE PIPELINE FOR GROWTH. INSTITUTIONAL JOINT VENTURES A T rusted Partner “AMREIT DELIVERED ON THE REDEVELOPMENT, LEASING, AND MANAGEMENT OF OUR SHOPPING CENTER, TURNING AN UNDER-LEASED ASSET INTO THE FIRST-CLASS, CORE ASSET IT IS TODAY. OUR JOINT VENTURE WITH AMREIT WAS A VERY POSITIVE EXPERIENCE AND WE LOOK FORWARD TO FUTURE OPPORTUNITIES TO WORK TOGETHER.” -JOHN MILLER - DIRECTOR, AEW CAPITAL MANAGEMENT “THE AMREIT RELATIONSHIP HAS BEEN AN EXCELLENT PARTNERSHIP. THE TEAM HAS IN-DEPTH LOCAL MARKET KNOWLEDGE DUE TO THEIR BREADTH OF KNOWLEDGE OF ASSETS IN THE TEXAS REGION. AMREIT TAKES A PROACTIVE APPROACH TO MANAGEMENT. THEY HAVE BEEN SUCCESSFUL IN IDENTIFYING CREATIVE LEASING SOLUTIONS AND IN REPOSITIONING RETAIL TO ADD VALUE TO THE UNDERLYING REAL ESTATE.” -ADRIA SAVARESE - VICE PRESIDENT, J.P. MORGAN ASSET MANAGEMENT 29

INSTITUTIONAL JOINT VENTURE PIPELINE Market at Lake Houston was acquired in March 2010 from an advised fund. Benefits ofa captivepipeline 30

IRREPLACEABLE CORNER PORTFOLIO -MARKET AT LAKE HOUSTON WAS IN ONE OF AMREIT’S ADVISED FUNDS AND ONCE STABILIZED AMREIT BROUGHT IT ON BALANCE SHEET IN MARCH OF 2010. -HEB SALES ARE OVER $1,000 PSF (86,041 SF). -THE CENTER HAS ALWAYS PERFORMED AT 95%+ OCCUPANCY. ATASCOCITA, TX Market at Lake Houston INSTITUTIONAL JOINT VENTURE PIPELINE 31

INSTITUTIONAL JOINT VENTURE PIPELINE Preston Towne Crossing is a redevelopment and retenanting with JP Morgan. Benefits ofa captivepipeline 32

IRREPLACEABLE CORNER PORTFOLIO -PRESTON TOWNE CROSSING WAS A TIRED BROKEN CENTER WITH A CLOSING KROGER STORE. -AMREIT SAW AN OPPORTUNITY BASED UPON THE CENTER’S LOCATION AND DEMOGRAPHICS AND PARTNERED WITH JP MORGAN TO REDEVELOP AND RE-TENANT THE CENTER. -NEW TENANTS INCLUDE TRADER JOE’S, JOS. A. BANK, ULTA, OLD NAVY, ORVIS, REI, SMOKE AND OTHERS; WITH A 30-40% RENT LIFT. -PLANO IS NOW THE NEW HOME OF TOYOTA’S US HEADQUARTERS. Plano, TX Preston TowneCrossing INSTITUTIONAL JOINT VENTURE PIPELINE 33

INSTITUTIONAL JOINT VENTURE PIPELINE Lantern Lane is currently in an Advised Fund, and is planned to be brought into the portfolio. Benefits ofa captivepipeline 34

IRREPLACEABLE CORNER PORTFOLIO -LANTERN LANE IS LOCATED IN THE MEMORIAL NEIGHBORHOOD OF HOUSTON. -STRONG DEMOGRAPHICS IN THE AREA HHI WITHIN 1-MILE IS $163,793 -THE CENTER UNDERWENT RE-TENANTING WITH AN OLD RICE EPICUREAN ANCHOR AND A BLOCKBUSTER JUNIOR ANCHOR. THE FRESH MARKET HAS TAKEN RICE’S PLACE AND BLOCKBUSTER WAS REPLACED WITH A CVS - IMPROVING CREDIT, RENTAL RATE AND LEASE TERM. -THE CENTER IS CURRENTLY 100% LEASED. Houston, TX Lantern Lane 35

LOCAL
SHARPSHOOTER
ADVANTAGE
CORE
REDEVELOPMENT
IRREPLACEABLE
CORNER
PORTFOLIO
INSTITUTIONAL
JOINT VENTURE
PIPELINE
VERTICAL
MIXED-USE
REDEVELOPMENT
EXCEPTIONAL
GROWTH
PEER
LEADING
VALUE
CREATION

AMREIT'S

IRREPLACEABLE CORNER PORTFOLIO

36

CORE REDEVELOPMENT Core redevelopment is a way we can extract value from existing properties, ranging from the expansion of a grocer to a cosmetic renovation of the facade. Core Redevelopment CORE REDEVELOPMENT 37

Market Street The Woodlands Mall Lake Woodlands Plaza CORE REDEVELOPMENT The Container Store on the Woodlands Mall Ring Road is an example of core redevelopment. AmREIT also owns many properties along this same road. Core Redevelopment 38

IRREPLACEABLE CORNER PORTFOLIO -CIRCUIT CITY WAS ON A GROUND LEASE ON A PAD OF THE WOODLANDS MALL RING ROAD AND DECLARED BANKRUPTCY. -THE FRONT OF THE STORE WAS CUT BACK AND THE CONTAINER STORE WAS RE-TENANTED IN ITS PLACE. THIS IS ONLY THE SECOND LOCATION OUTSIDE OF THE GALLERIA IN THE HOUSTON MARKET. -CUTTING BACK THE STORE FRONT ALLOWED FOR A JARED’S JEWELRY STORE TO BE PLACED ON THE PAD THROUGH A GROUND LEASE. -THROUGH EXPANDED GLA AND INCREASED NOI, AMREIT HAS GENERATED A $4 MILLION INCREASE. The Woodlands, TX The Container Store and Jared ’s CORE REDEVELOPMENT 39

Woodlake Square was a Joint Venture with AEW. It was brought on balance sheet in in 2013. Core Redevelopment CORE REDEVELOPMENT 40

IRREPLACEABLE CORNER PORTFOLIO -AMREIT PARTNERED WITH AEW TO COMPLETELY DEMOLISH AND REDEVELOP THE ANCHOR TENANT AND SHOP SPACE, COMPLETELY TRANSFORMING THE RANDALLS FLAGSHIP (SAFEWAY). -THE RECENT LEASE OF A 7,000 SF PAD SPACE TO EL TIEMPO, A HOUSTON FAVORITE, BRINGS THE PROPERTY TO 97% OCCUPANCY. -THERE WAS AN ADDITION OF MIXEDUSE WITH THE COMPLETION OF APARTMENTS DEVELOPED BY WOOD PARTNERS. Houston, TX Woodlake Square “Residents of Alta Woodlake Square consider the Westchase District and the Memorial Villages a great place to call home, and they enjoy being able to walk over to Woodlake Square to shop and dine. Wood Partners and the residents of Alta Woodlake Square see great value in being part of a project like Woodlake Square.” -Todd Gaines, Director of Wood Partners’ Houston Office CORE REDEVELOPMENT 41

5433 Westheimer was purchased with a vision for a new mixed-use project. Core Redevelopment CORE REDEVELOPMENT 42

The Galleria Uptown District Westheimer 5433 Westheimer IRREPLACEABLE CORNER PORTFOLIO -AN ADVISED FUND CONTROLLED BY AMREIT PURCHASED THE CORNER OF WESTHEIMER AND YORKTOWN WITH THE VISION FOR A MIXED-USE PROJECT. THE CORNER WAS OCCUPIED BY AN 11 STORY OFFICE TOWER, BUT THERE WAS ROOM FOR DENSIFICATION AND OTHER USES. -PHASE 1 WAS THE CONSTRUCTION OF A NEW ALOFT HOTEL ADDING THE NEXT USE TO THE SITE. IT HAS BEEN HIGHLY SUCCESSFUL AND THE CURRENT REV PAR IS $138 (AVERAGE IN THE GALLERIA IS $105). -THE HOTEL WAS SUCCESSFULLY SOLD IN 2012 AND THE OFFICE BUILDING IS CURRENTLY BEING RENOVATED. Houston, TX 5433Westheimer CORE REDEVELOPMENT 43

The second phase of the project was the conversion of an outdated oversized bank lobby to premier retail space leased to Ruth’s Chris Steakhouse with a 125% rent lift, adding a retail component to the project. 5433Westheimer CORE REDEVELOPMENT 44

IRREPLACEABLE CORNER PORTFOLIO -THE THIRD POTENTIAL PHASE OF THE PROJECT HAS NOT YET BEEN INITIATED BUT AMREIT BELIEVES THE WEST POINT OF THE SITE, CURRENTLY A PARKING GARAGE, IS THE IDEAL SPOT FOR HOSPITALITY. -THIS WILL MAXIMIZE THE LAND AND WILL ATTRACT A QUALITY HOSPITALITY GROUP, AS THIS LOCATION TRULY IS THE WESTERN ENTRANCE TO THE GALLERIA AND UPTOWN DISTRICT. Houston, TX 5433Westheimer CORE REDEVELOPMENT 45

Kroger expansion results in value creation through increased NOI and improved cap rate. Core Redevelopment CORE REDEVELOPMENT 46

IRREPLACEABLE CORNER PORTFOLIO -AMREIT PURCHASED FOUNTAIN OAKS IN JUNE 2013. -AMREIT NEGOTIATED AN EXTENSION OF KROGER’S LEASE FROM 4 YEARS TO 10 YEARS IN DUE DILIGENCE. -NEGOTIATED AN EXPANSION OF THE STORE FROM 60,000 SF TO 90,000 SF AT AN ESTIMATED COST OF $7.5 MILLION. -THIS ALLOWED FOR A NEW 20 YEAR CORPORATE LEASE WITH KROGER AND AN 8.25% RETURN ON INCREMENTAL COSTS. ANTICIPATED 2015. Atlanta, GA Fountain Oaks CORE REDEVELOPMENT 47

LOCAL
SHARPSHOOTER
ADVANTAGE
CORE
REDEVELOPMENT
EXCEPTIONAL
GROWTH
IRREPLACEABLE
CORNER
PORTFOLIO
PEER
LEADING
VALUE
CREATION
INSTITUTIONAL
JOINT VENTURE
PIPELINE
VERTICAL
MIXED-USE
REDEVELOPMENT

AMREIT'S

IRREPLACEABLE CORNER PORTFOLIO

48

AmREIT looks to create value on all of our properties and one way we do that is through vertical mixed-use redevelopment. Vertical Mixed-UseRedevelopment VERTICAL MIXED-USE REDEVELOPMENT 49

IRREPLACEABLE CORNER PORTFOLIO TODAY THE BAKER SITE GENERATES $350,000 IN NOI PER YEAR. Houston, tx Baker Site at Uptown Park VERTICAL MIXED-USE REDEVELOPMENT 50

This is one conceptual rendering of what could possibly go on the Baker Site. Vertical Mixed-UseRedevelopment VERTICAL MIXED-USE REDEVELOPMENT VERTICAL MIXED-USE REDEVELOPMENT 51

VERTICAL MIXED-USE REDEVELOPMENT GROUND LEASE UNDERGROUND PARKING RETAIL FIRST OF 7 POTENTIAL SITES AT UPTOWN PARK CAMPUS POTENTIALLY CREATES $16 MILLION IN NET VALUE FOR STOCKHOLDERS. CAPITAL INVESTED ANTICIPATED RETURN POTENTIAL NET VALUE CREATION $12 MILLION $900,000 NOI/YR (1) $6 MILLION $0 $850,000 NOI/YR (2) $10 MILLION TOTAL NET VALUE CREATION $16 MILLION (1) $900,000 NOI / 5% Cap - $12 Million = $6 Million net value creation (2) $850,000 NOI - $350,000 existing NOI / 5% Cap = $10 Million net value creation 52

VERTICAL MIXED-USE REDEVELOPMENT GROUND LEASE UNDERGROUND PARKING RETAIL WITH A GP INTEREST IN VERTICAL IMPROVEMENTS VALUE CREATION GROWS TO $20.6 MILLION. CAPITAL INVESTED ANTICIPATED RETURN POTENTIAL NET VALUE CREATION $12 MILLION $900,000 NOI/YR (1) $6 MILLION $0 $850,000 NOI/YR (2) $10 MILLION TOTAL NET VALUE CREATION $20.6 MILLION $4.8 MILLION (3) $4.6 MILLION POTENTIAL GP INTEREST IN VERTICAL IMPROVEMENTS (1) $900,000 NOI / 5% Cap - $12 Million = $6 Million net value creation (2) $850,000 NOI - $350,000 existing NOI / 5% Cap = $10 Million net value creation (3) Represents 50% of the GP & 15% interest in the vertical improvements 53

This massing study shows the power of Post Oak Blvd. in Houston and the densification in the Uptown District. Vertical Mixed-Use Redevelopment VERTICAL MIXED-USE REDEVELOPMENT 54

IRREPLACEABLE CORNER PORTFOLIO DETERMINING THE BEST USES FOR THE UPTOWN PARK PROJECT. VerticalMixed-UseRedevelopment VERTICAL MIXED-USE REDEVELOPMENT 55

LOCAL SHARPSHOOTER ADVANTAGE
CORE REDEVELOPMENT
IRREPLACEABLE CORNER PORTFOLIO
INSTITUTIONAL JOINT VENTURE PIPELINE
VERTICAL MIXED-USE REDEVELOPMENT
EXCEPTIONAL GROWTH
PEER LEADING VALUE CREATION

AMREIT'S

IRREPLACEABLE CORNER PORTFOLIO

56

IRREPLACEABLE CORNER PORTFOLIO ABR’S 32% HIGHER THAN THE PEER AVERAGE Q 1 2 0 1 4 ANNUAL I Z E D B AS E R E N T P S F STABLE PORTFOLIO WITH SUPERIOR OCCUPANCY TO THE PEER AVERAGE Q 1 2 0 1 4 PERCENT LEASED IRREPLACEABLE CORNER PORTFOLIO 57

SAME STORE NOI 45% HIGHER THAN THE PEER AVERAGE SAM E STO R E N O I G ROWT H 2 0 1 0 - 1 3 CASH RELEASING SPREADS 79% HIGHER THAN THE PEER AVERAGE RELEAS I N G S PREAD S 2 0 1 0 - 1 3 IRREPLACEABLE CORNER PORTFOLIO 58

W E L L LADDERED DEBT MATUR I T Y SCHEDUL E W I T H O PPORTUN I T Y FOR ACCR E T I V E R E F I NANCI N G IRREPLACEABLE CORNER PORTFOLIO 59

SUPE R I O R CAG R O F N O I D R I V ES ACCR E T I V E R E T URNS AND LOWERS LONG TERM COST O F CAPI TAL IRREPLACEABLE CORNER PORTFOLIO 60

-DUE TO OUR D I S COUN T TO NAV, AM R E I T ’ S CURRENT COST O F CAPI TAL I S AB O U T 1 0 0 BAS I S P O I N TS H I G H E R T HAN OUR PEERS . -HOWEVER, BASED ON THE CAGR OF OUR N O I T H ROUGH THE DELIBERAT E AL LOCAT I O N O F CAPI TAL , W E AR E AB L E TO GENERAT E A R E T UR N O N I N V ESTMENT THAT I S S UPE R I O R TO OUR PEERS . - T H I S S H O ULD REDUCE OUR COST O F CAPI TAL OV E R T I M E , R ESULT I N G I N I N - CREASED ACCR E T I O N FO R I N V ESTORS . COST O F CAPI TAL We are focused on five of the top growth markets in the country: Houston, Dallas, San Antonio, Austin, and Atlanta. IRREPLACEABLE CORNER PORTFOLIO DEMOGRAPHIC PURCHSASING DENSITY OF POPULATION DEMAND FOR RETAIL SPACE DESIRABILITY FOR RETAIL SPACE DEMARCATION ADVANTAGE FRAMEWORK The 5D AMRE AAT AKR BFS FRT EQY REG UBA Shopping Center Avg. WRI $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Average Household Income in a 1-mile Radius* Households in a 3-mile Radius* * Source: The Nielsen Company and Form 10-K for the year ended December 31, 2013. Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2013. Excludes any properties in development. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AKR owns between 20.0% to 22.2%. Information represents a weighted average household income in a 1-mile radius for each property owned by each respective company, as well as a weighted average number of households in a 3-mile radius. Averages are weighted by GLA of consolidated operating properties. 61

IRREPLACEABLE CORNER PORTFOLIO DEMOGRAPHIC PURCHSASING DENSITY OF POPULATION DEMAND FOR RETAIL SPACE DESIRABILITY FOR RETAIL SPACE DEMARCATION ADVANTAGE FRAMEWORK The 5D AMRE_ AAT_ AKR_ _ BFS_ FRT_ EQY_ REG_ UBA_ WRI_ Shopping_ Center_ Avg._ $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 25,000 30,000 35,000 40,000 45,000 50,000 55,000 Average Household Income in a 1-mile Radius* Households in a 3-mile Radius* * Source: The Nielsen Company and Form 10-K for the year ended December 31, 2013. Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2013. Excludes any properties in development. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AKR owns between 20.0% to 22.2%. Information represents a weighted average household income in a 1-mile radius for each property owned by each respective company, as well as a weighted average number of households in a 3-mile radius. Averages are weighted by GLA of consolidated operating properties. (6.43%) (6.06%) (6.25%) (6.49%) (7.08%) (5.26%) (6.16%) (6.72%) (6.50%) 62

FORWARD LOOKING STATEMENTS Cautionary Statement Regarding Forward-Looking Statements These materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements provide the Company’s current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of the Company’s future financial condition, results of operations, the Company’s strategic plans and objectives, occupancy and leasing rates and trends, amounts of anticipated cash distributions to stockholders in the future and other matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to: Risks and uncertainties related to the recent economic recession, the national and local economies, and the real estate industry in general and in the Company’s specific markets (including the state of Texas, generally, and the Company’s core markets of Houston, Dallas, San Antonio and Austin, specifically); volatility in the capital markets; rising interest and insurance rates; competition from third-party owners and operators of retail real estate and the Company’s inability to obtain new tenants on favorable terms, or at all, upon the expiration of existing leases; availability and terms of capital and financing, both to fund operations and to refinance indebtedness as it matures; legislative or regulatory changes, including changes to real estate, zoning and construction laws; a possible failure to maintain the Company’s status as a REIT and the risk of changes in laws governing REITs; the Company’s dependence upon key personnel whose continued service is not guaranteed; the Company’s ability to identify, hire and retain highly qualified executives in the future; availability of appropriate acquisition, development and redevelopment opportunities; failure to integrate acquisitions successfully; the financial condition and liquidity of, or disputes with, joint venture and development partners; impact of ad valorem, property and income taxes; changes in generally accepted accounting principles; construction delays, increasing construction costs or construction costs that exceed estimates; potential liability for uninsured losses and environmental liabilities; lease-up risks; and the potential need to fund improvements or other capital expenditures out of operating cash flow. This list of risks and uncertainties, however, is only a summary of some of the most important factors and is not intended to be exhaustive. You should carefully read the section entitled “Risk Factors” in our various Company documents filed with the SEC. New risks and uncertainties may also emerge from time to time that could materially and adversely affect the Company. All forward-looking statements are based on information available to the Company on this date and the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 63